UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21188

PIMCO California Municipal Income Fund III

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Annual Report

September 30, 2014

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

PIMCO New York Municipal Income Fund III

Letter from the Chairman of the Board & President

Dear Shareholder:

As previously announced, on September 26, 2014, prior to the close of the reporting period, William “Bill” Gross, PIMCO’s former Chief Investment Officer (“CIO”) and co-founder, resigned from the firm. PIMCO’s Managing Directors elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. Outside of the reporting period on November 3, 2014, PIMCO announced that Marc Seidner will return to the firm effective November 12 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew will oversee Portfolio Management and trade floor activities in Europe and Asia-Pacific, and Mihir will oversee Portfolio Management and trade floor activities in the U.S. There have not been any changes to the portfolio management of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III or PIMCO New York Municipal Income Fund III.

Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, will continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period, PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection — a process that is well institutionalized and will continue into PIMCO’s future.

For the twelve-month reporting period ended September 30, 2014

After a period of weakness in late 2013, municipal bonds rallied and produced positive returns during the fiscal 12 months ended September 30, 2014. Longer-term U.S. Treasury yields declined, whereas shorter-term yields (between 1- and 7-year maturities) moved higher during the reporting period. Despite a number of potential headwinds, including a host of geopolitical issues, investor demand for municipal securities was robust overall given improving fundamentals.

2	PIMCO CLOSED-END FUNDS

The Barclays Municipal Bond Index gained 7.93% while the broad taxable bond market, as represented by the Barclays U.S. Aggregate Bond Index, returned 3.96% during the reporting period.

After several years of positive growth, severe winter weather in parts of the country appeared to be a headwind for the U.S. economy in early 2014. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 3.5% annual pace during the fourth quarter of 2013. According to the U.S. Commerce Department, GDP then contracted at an annual pace of 2.1% during the first quarter of 2014. However, this was a temporary setback, as GDP expanded at a 4.6% annual pace during the second quarter of 2014. This represented the strongest growth rate since the fourth quarter of 2011. According to the Commerce Department’s initial estimate, released on October 30, 2014, GDP expanded at an annual pace of 3.5% during the third quarter.

The Federal Reserve (the “Fed”) began tapering its monthly asset purchase program in January 2014. At each of its next six meetings, the Fed announced that it would further taper its asset purchases. Following its meeting in September 2014, the Fed announced its intention to end its asset purchases in November 2014. However, the Fed again indicated that it would not raise interest rates in the near future, saying in September that “…it likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Outlook

PIMCO’s forecast for the next 12 months in the U.S. predicts a continuation of the economic recovery. With the ongoing assistance of easy monetary policy, combined with healthy private financial sector balance sheets, we believe the U.S. economy is poised to grow between 2.5% and 3.0% in the coming calendar year. We expect to see corporate capital expenditures accelerate on the back of rising pricing power and expected returns on newly invested capital. We expect very gradually rising wages and product prices, which will allow the Fed to maintain its accommodative monetary policy for another 12 months or so. One potential wildcard for the economy is geopolitical issues in Ukraine, the Middle East and elsewhere.

On the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the 12-month reporting period ended September 30, 2014.

ANNUAL REPORT	SEPTEMBER 30, 2014	3

Letter from the Chairman of the Board & President (Cont.)

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO (844-337-4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President, Principal Executive Officer

4	PIMCO CLOSED-END FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a

ANNUAL REPORT	SEPTEMBER 30, 2014	5

Important Information About the Funds (Cont.)

declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and may require that such programs be restructured. The results of these rules are not certain, and there can be no assurance that appropriate restructuring of existing trusts will be possible or that the creation of new trusts will continue. Because of the role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules may adversely impact the municipal bond market. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high-yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-Related and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage-Related and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage-Related and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, tender option bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk,

6	PIMCO CLOSED-END FUNDS

reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest-allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each individual Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Return (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Fund Name	Commencement of Operations
PIMCO Municipal Income Fund III	10/31/02
PIMCO California Municipal Income Fund III	10/31/02
PIMCO New York Municipal Income Fund III	10/31/02

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimcofunds.com/closedendfunds, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com/closedendfunds. Updated portfolio holdings information about a Fund will be available at www.pimco.com/closedendfunds approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	SEPTEMBER 30, 2014	7

PIMCO Municipal Income Fund III	Symbol on NYSE - PMX

Allocation Breakdown†

California	17.4%
New York	12.2%
Texas	10.9%
Alabama	10.2%
Arizona	6.7%
Ohio	6.1%
South Carolina	5.3%
Other	31.2%

†	% of Investments, at value as of 09/30/14

Fund Information (as of September 30, 2014)(1)

Market Price	$10.71
NAV	$10.78
Premium/(Discount) to NAV	(0.65%	)
Market Price Distribution Yield (2)	6.98%
NAV Distribution Yield (2)	6.94%
Regulatory Leverage Ratio (3)	38.24%

Average Annual Total Return for the period ended September 30, 2014
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	10.69%	6.94%	4.49%	4.44%
NAV	21.81%	9.96%	4.85%	5.17%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

8	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

After a weak start, the municipal bond market generated strong results during the 12-month reporting period ended September 30, 2014. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), was initially hurt by rising interest rates and weak demand given concerns over the city of Detroit’s bankruptcy filing and credit issues in Puerto Rico. However, the Index then posted positive returns during the last nine months of the reporting period. This turnaround was triggered by generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand improved, while new municipal supply fell sharply. All told, the Index gained 7.93% during the 12 months ended September 30, 2014. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 3.96%.

»

The Fund’s overweight duration position relative to the Index contributed to performance as municipal yields moved lower across the curve. The Fund’s overweight exposure to the Revenue-Backed sector was beneficial for results as the sector outperformed the Index. Elsewhere, the Fund’s overweight exposure for the majority of the reporting period to the Water and Sewer and Tobacco sectors was rewarded given the sectors’ outperformance versus the Index.

»

The Fund’s underweight exposures to the Transportation and Education sectors detracted from results, as they both outperformed the Index. The Fund’s select exposure to the Lease-Backed sector was a drag on results given its underperformance versus the Index.

ANNUAL REPORT	SEPTEMBER 30, 2014	9

PIMCO California Municipal Income Fund III	Symbol on NYSE - PZC

Allocation Breakdown†

California	93.4%
Short-Term Instruments	4.2%
Indiana	1.3%
New York	0.9%
New Jersey	0.2%

†	% of Investments, at value as of 09/30/14

Fund Information (as of September 30, 2014)(1)

Market Price	$10.40
NAV	$10.02
Premium/(Discount) to NAV	3.79%
Market Price Distribution Yield (2)	6.92%
NAV Distribution Yield (2)	7.19%
Regulatory Leverage Ratio (3)	41.74%

Average Annual Total Return for the period ended September 30, 2014(1)
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	19.73%	8.59%	4.35%	3.96%
NAV	18.95%	9.07%	3.81%	4.14%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

After a weak start, the municipal bond market generated strong results during the 12-month reporting period ended September 30, 2014. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), was initially hurt by rising interest rates and weak demand given concerns over the city of Detroit’s bankruptcy filing and credit issues in Puerto Rico. However, the Index then posted positive returns during the last nine months of the reporting period. This turnaround was triggered by generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand improved, while new municipal supply fell sharply. All told, the Index gained 7.93% during the 12 months ended September 30, 2014. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 3.96%.

»

The Fund’s overweight duration position relative to the Index contributed to performance as municipal yields moved lower across the curve. The Fund’s overweight exposures to the Revenue-Backed, Health Care and Tobacco sectors were beneficial for results, as these sectors outperformed the Index.

»	The Fund’s underweight exposures to the Transportation and Water and Sewer sectors detracted from results, as they both outperformed the Index.

ANNUAL REPORT	SEPTEMBER 30, 2014	11

PIMCO New York Municipal Income Fund III	Symbol on NYSE - PYN

Allocation Breakdown†

New York	96.5%
Ohio	1.9%
Short-Term Instruments	0.8%
U.S. Virgin Islands	0.6%
District of Columbia	0.2%

†	% of Investments, at value as of 09/30/14

Fund Information (as of September 30, 2014)(1)

Market Price	$9.49
NAV	$9.43
Premium/(Discount) to NAV	0.64%
Market Price Distribution Yield (2)	6.64%
NAV Distribution Yield (2)	6.68%
Regulatory Leverage Ratio (3)	40.90%

Average Annual Total Return for the period ended September 30, 2014(1)
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	9.47%	6.79%	2.39%	2.64%
NAV	19.01%	8.07%	2.27%	2.98%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

After a weak start, the municipal bond market generated strong results during the 12-month reporting period ended September 30, 2014. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), was initially hurt by rising interest rates and weak demand given concerns over the city of Detroit’s bankruptcy filing and credit issues in Puerto Rico. However, the Index then posted positive returns during the last nine months of the reporting period. This turnaround was triggered by generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand improved, while new municipal supply fell sharply. All told, the Index gained 7.93% during the 12 months ended September 30, 2014. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 3.96%.

»

The Fund’s overweight duration position relative to the Index contributed to performance as municipal yields moved lower across the curve. The Fund’s overweight exposures to the Revenue-Backed, Health Care and Tobacco sectors were beneficial for results, as these sectors outperformed the Index.

»

The Fund’s underweight exposures to the Transportation and Water and Sewer sectors detracted from results, as they both outperformed the Index. The Fund’s select exposure to the Special Tax sector was a drag on results given that sector’s underperformance versus the Index.

ANNUAL REPORT	SEPTEMBER 30, 2014	13

Financial Highlights

Selected Per Common Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends on Preferred Shares from Net Investment Income	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income
PIMCO Municipal Income Fund III
09/30/2014	$9.58	$0.75	$1.25	$2.00	$(0.01)	$1.99	$(0.79)
09/30/2013	11.02	0.75	(1.34)	(0.59)	(0.01)	(0.60)	(0.84)
09/30/2012	9.69	0.83	1.35	2.18	(0.01)	2.17	(0.84)
09/30/2011	10.29	0.87	(0.61)	0.26	(0.02)	0.24	(0.84)
09/30/2010	10.16	0.86	0.13	0.99	(0.02)	0.97	(0.84)

PIMCO California Municipal Income Fund III
09/30/2014	$9.09	$0.69	$0.97	$1.66	$(0.01)	$1.65	$(0.72)
09/30/2013	10.23	0.79	(1.20)	(0.41)	(0.01)	(0.42)	(0.72)
09/30/2012	9.08	0.81	1.07	1.88	(0.01)	1.87	(0.72)
09/30/2011	9.65	0.77	(0.60)	0.17	(0.02)	0.15	(0.72)
09/30/2010	9.55	0.76	0.08	0.84	(0.02)	0.82	(0.72)

PIMCO New York Municipal Income Fund III
09/30/2014	$8.51	$0.56	$1.00	$1.56	$(0.01)	$1.55	$(0.63)
09/30/2013	9.65	0.62	(1.12)	(0.50)	(0.01)	(0.51)	(0.63)
09/30/2012	8.82	0.77	0.70	1.47	(0.01)	1.46	(0.63)
09/30/2011	9.38	0.69	(0.60)	0.09	(0.02)	0.07	(0.63)
09/30/2010	9.10	0.66	0.27	0.93	(0.02)	0.91	(0.63)

(a)	Per share amounts based on average number of common shares outstanding during the year.
(b)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(d)

Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions. See Note 4(a) in the Notes to Financial Statements for more information.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Net Asset Value End of Year	Market Price End of Year	Total Investment Return (b)	Net Assets, Applicable to Common Shareholders End of Year (000s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets Excluding Waivers (c)	Ratio of Expenses to Average Net Assets Excluding Interest Expense (c)	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers (c)	Ratio of Net Investment Income to Average Net Assets (c)	Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$10.78	$10.71	10.69%	$351,139	1.29%	1.29%	1.23%	1.23%	7.47%	$71,447	15%
9.58	10.45	(15.39)	311,231	1.27	1.27	1.20	1.20	7.04	66,168	20
11.02	13.31	33.20	357,139	1.27	1.33	1.17	1.23	8.00	72,239	25
9.69	10.75	2.01	313,021	1.44	1.46	1.28	1.30	9.39	66,404	14
10.29	11.45	9.90	330,840	1.40	1.41	1.26	1.27	8.78	68,760	7

$10.02	$10.40	19.73%	$221,415	1.37%	1.37%	1.26%	1.26%	7.29%	$69,282	11%
9.09	9.36	(13.98)	200,245	1.35	1.35	1.25	1.25	7.93	65,409	25
10.23	11.68	31.62	224,596	1.34	1.40	1.20	1.26	8.40	69,918	10
9.08	9.53	(0.47)	198,748	1.48	1.50	1.32	1.34	9.01	64,749	11
9.65	10.39	11.94	210,317	1.45	1.46	1.31	1.32	8.39	67,061	3

$9.43	$9.49	9.47%	$53,369	1.66%	1.66%	1.60%	1.60%	6.31%	$66,695	24%
8.51	9.30	(6.83)	48,007	1.65	1.65	1.56	1.56	6.72	62,505	17
9.65	10.66	26.56	54,327	1.64	1.70	1.50	1.56	8.42	67,441	16
8.82	9.00	(1.27)	49,490	1.73	1.75	1.58	1.60	8.07	63,663	9
9.38	9.81	8.98	52,400	1.66	1.67	1.56	1.57	7.39	65,936	12

ANNUAL REPORT	SEPTEMBER 30, 2014	15

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund III		PIMCO New York Municipal Income Fund III
Assets:
Investments, at value
Investments in securities*	$562,042	$375,847		$89,030
Cash	535	581		575
Receivable for investments sold	30	0		0
Interest receivable	8,498	5,415		1,138
Other assets	34	24		13
	571,139	381,867		90,756

Liabilities:
Borrowings & Other Financing Transactions
Payable for floating rate notes issued	$28,482	$33,690		$4,941
Distributions payable to common shareholders	2,030	1,326		297
Dividends payable to preferred shareholders	2	2		0
Accrued management fees	260	169		50
Other liabilities	226	265		99
	31,000	35,452		5,387

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,560, 5,000 and 1,280 shares issued and outstanding, respectively)	189,000	125,000		32,000

Net Assets Applicable to Common Shareholders	$351,139	$221,415		$53,369

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0 †	$0	†	$0	†
Paid in capital in excess of par	435,349	290,548		75,701
Undistributed (overdistributed) net investment income	(945)	6,342		1,386
Accumulated net realized (loss)	(142,534)	(111,414)		(30,976)
Net unrealized appreciation	59,269	35,939		7,258
	$351,139	$221,415		$53,369

Common Shares Issued and Outstanding	32,577	22,089		5,657

Net Asset Value Per Common Share	$10.78	$10.02		$9.43

Cost of Investments in Securities	$502,775	$339,898		$81,771

* Includes repurchase agreements of:	$10,600	$9,000		$0

†	Amount is less than $500.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended September 30, 2014
(Amounts in thousands)	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund III

Investment Income:
Interest	$28,771	$18,150	$3,989
Total Income	28,771	18,150	3,989

Expenses:
Management fees	3,384	2,191	546
Auction agent fees and commissions	312	181	53
Interest expense	207	225	32
Trustee fees and related expenses	33	23	6
Auction rate preferred shares related expenses	18	18	18
Operating expenses pre-transition (a)
Custodian and accounting agent	104	78	47
Audit and tax services	61	55	53
Shareholder communications	43	29	15
New York Stock Exchange listing	29	24	24
Transfer agent	24	23	24
Legal	12	7	3
Insurance	17	13	7
Other expenses	1	2	1
Total Expenses	4,245	2,869	829

Net Investment Income	24,526	15,281	3,160

Net Realized Gain (Loss):
Investments in securities	(2,929)	(1,900)	192
Net Realized Gain (Loss)	(2,929)	(1,900)	192

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	43,465	23,299	5,481
Net Change in Unrealized Appreciation	43,465	23,299	5,481
Net Gain	40,536	21,399	5,673

Net Increase in Net Assets Resulting from Investment Operations	65,062	36,680	8,833

Dividends on Preferred Shares from Net Investment Income	(212)	(144)	(37)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$64,850	$36,536	$8,796

(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

ANNUAL REPORT	SEPTEMBER 30, 2014	17

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund III
(Amounts in thousands)	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$24,526	$24,446
Net realized gain (loss)	(2,929)	(2,430)
Net change in unrealized appreciation (depreciation)	43,465	(41,294)
Net increase (decrease) resulting from operations	65,062	(19,278)
Dividends on Preferred Shares from Net Investment Income	(212)	(374)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	64,850	(19,652)

Distributions to Common Shareholders from Net Investment Income	(25,829)	(27,256)

Common Share Transactions**:
Issued as reinvestment of distributions	887	1,000

Total Increase (Decrease) in Net Assets	39,908	(45,908)

Net Assets Applicable to Common Shareholders:
Beginning of year	311,231	357,139
End of year*	$351,139	$311,231

* Including undistributed (overdistributed) net investment income of:	$(945)	$644

** Common Share Transactions:
Share issued as reinvestment of distributions	87	88

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund III		PIMCO New York Municipal Income Fund III
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$15,281	$17,356	$3,160	$3,522
(1,900)	2,591	192	375
23,299	(29,057)	5,481	(6,715)
36,680	(9,110)	8,833	(2,818)
(144)	(254)	(37)	(66)

36,536	(9,364)	8,796	(2,884)

(15,888)	(15,836)	(3,560)	(3,552)

522	849	126	116

21,170	(24,351)	5,362	(6,320)

200,245	224,596	48,007	54,327
$221,415	$200,245	$53,369	$48,007

$6,342	$7,131	$1,386	$1,837

55	82	14	12

ANNUAL REPORT	SEPTEMBER 30, 2014	19

Schedule of Investments PIMCO Municipal Income Fund III

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 160.1%

MUNICIPAL BONDS & NOTES 153.4%

ALABAMA 16.3%
Alabama Docks Department State Revenue Bonds, Series 2010
6.000% due 10/01/2040	$1,000	$1,145
Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	500	567
Birmingham-Baptist Medical Centers Special Care Facilities Financing Authority, Alabama Revenue Bonds, Series 2005
5.000% due 11/15/2030	9,000	9,105
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (a)	53,000	32,642
6.500% due 10/01/2053	12,000	13,743

		57,202

ARIZONA 10.7%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	2,250	2,118
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.000% due 01/01/2035	1,250	1,310
5.500% due 01/01/2038	900	970
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2008
5.000% due 09/01/2039 (b)	13,000	13,448
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2010
5.250% due 10/01/2040	750	813
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (b)	5,000	5,584
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	11,600	13,264

		37,507

CALIFORNIA 27.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	500	574
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2029	1,500	1,687
5.000% due 10/01/2042	3,260	3,517

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	$12,000	$13,391
California Health Facilities Financing Authority Revenue Bonds, (NPFGC/IBC Insured), Series 2007
5.000% due 11/15/2042	600	643
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	2,500	2,828
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	1,500	1,794
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	2,015	2,202
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,445	1,702
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	5,000	5,403
5.000% due 12/01/2037	5,300	5,805
California State General Obligation Bonds, Series 2008
5.250% due 03/01/2038	1,350	1,478
California State General Obligation Bonds, Series 2009
5.750% due 04/01/2031	2,500	2,991
6.000% due 04/01/2038	5,000	5,946
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	1,300	1,487
5.500% due 03/01/2040	3,200	3,657
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,580	3,124
6.750% due 02/01/2038	9,200	10,972
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	1,635	1,798
California Statewide Communities Development Authority Revenue Bonds, Series 2010
6.250% due 10/01/2039	1,000	1,105
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	3,000	3,301
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
4.500% due 06/01/2027	2,630	2,433
5.125% due 06/01/2047	3,600	2,647
5.750% due 06/01/2047	1,120	893

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indian Wells Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	$3,350	$3,422
Los Angeles Community College District, California General Obligation Bonds, Series 2009
14.038% due 08/01/2033 (c)	1,675	2,260
Los Angeles Unified School District, California General Obligation Bonds, (AMBAC Insured), Series 2005
5.000% due 07/01/2030	130	135
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	2,000	2,713
Palomar Health, California Certificates of Participation Bonds, Series 2009
6.750% due 11/01/2039	1,250	1,332
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,760
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	6,200	5,029

		98,029

COLORADO 1.0%
Colorado Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2040	2,000	2,185
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	689
Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	500	563

		3,437

CONNECTICUT 0.4%
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.875% due 04/01/2039	1,250	1,483

DISTRICT OF COLUMBIA 3.2%
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039 (b)	10,000	11,235

FLORIDA 6.6%
Brevard County, Florida Health Facilities Authority Revenue Bonds, Series 2005
5.000% due 04/01/2034	3,480	3,551

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Broward County, Florida Airport System Revenue Bonds, Series 2009
5.375% due 10/01/2029	$500	$573
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (b)	4,500	5,017
Cape Coral, Florida Water & Sewer Revenue Bonds, (AGM Insured), Series 2011
5.000% due 10/01/2041	3,000	3,227
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	350	376
Florida State General Obligation Bonds, Series 2009
5.000% due 06/01/2038 (b)	4,200	4,637
Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2010
9.549% due 10/01/2039 (c)	5,000	5,816

		23,197

GEORGIA 0.6%
Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2006
5.125% due 07/01/2042	1,750	1,753
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	400	403

		2,156

HAWAII 0.5%
Hawaii Pacific Health Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,500	1,639

ILLINOIS 3.8%
Illinois Finance Authority Revenue Bonds, Series 2007
5.875% due 03/01/2027 ^	1,000	200
6.000% due 03/01/2037 ^	625	125
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (b)	5,000	5,851
7.125% due 11/15/2037	400	475
Illinois Finance Authority Revenue Bonds, Series 2010
6.000% due 08/15/2038	1,000	1,097
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	5,000	5,567

		13,315

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2014	21

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 1.5%
Portage, Indiana Tax Allocation Bonds, Series 2006
5.000% due 07/15/2023	$1,000	$1,014
5.000% due 01/15/2027	775	781
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	2,800	3,424

		5,219

IOWA 1.0%
Iowa Finance Authority Revenue Bonds, Series 2013
5.250% due 12/01/2025	3,000	3,232
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056	76	1
2.700% due 11/15/2046	403	244

		3,477

KENTUCKY 0.7%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	2,000	2,304

LOUISIANA 2.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	1,500	1,716
6.000% due 10/01/2044	1,000	1,149
6.500% due 11/01/2035	400	468
Louisiana Public Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/15/2047	1,700	1,789
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,349

		7,471

MARYLAND 0.9%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 06/01/2035	1,000	1,068
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	700	772
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041	1,000	1,153

		2,993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 2.1%
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037	$290	$322
Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056	140	1
6.250% due 11/15/2039	529	436
Massachusetts Housing Finance Agency Revenue Bonds, Series 2003
5.125% due 06/01/2043	4,910	4,912
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	1,600	1,807

		7,478

MICHIGAN 1.4%
Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,500	1,614
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,300	1,492
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	1,500	1,925

		5,031

MISSOURI 0.2%
Jennings, Missouri Revenue Bonds, Series 2006
5.000% due 11/01/2023	250	244
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	500	525

		769

NEW HAMPSHIRE 0.6%
New Hampshire Business Finance Authority Revenue Bonds, Series 2009
6.125% due 10/01/2039	2,000	2,147

NEW JERSEY 4.1%
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
6.500% due 04/01/2028	4,500	5,531
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,000	1,021

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	$2,000	$2,309
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,600	1,187
5.000% due 06/01/2041	5,745	4,234

		14,282

NEW MEXICO 0.3%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	1,000	1,110

NEW YORK 19.5%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	9,800	11,150
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,769
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,311
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.700% due 01/01/2043	1,150	840
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	10,450	12,641
New York City, New York Water & Sewer System Revenue Bonds, Series 2005
5.000% due 06/15/2037 (b)	4,900	5,046
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (b)	4,000	4,294
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,700	2,075
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,000	11,081
5.000% due 11/15/2044	11,255	12,317

		68,524

NORTH CAROLINA 1.9%
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	6,000	6,716

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 9.7%
Allen County, Ohio Revenue Bonds, Series 2010
5.000% due 06/01/2038	$500	$535
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	30,350	25,549
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,500	1,609
Montgomery County, Ohio Revenue Bonds, Series 2009
6.250% due 11/15/2039	500	504
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2009
6.750% due 01/15/2039	500	509
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,468

		34,174

PENNSYLVANIA 6.6%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2009
5.625% due 08/15/2039	1,000	1,121
Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2012
5.000% due 11/01/2044	6,600	7,240
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	1,250	584
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	1,000	1,042
6.000% due 07/01/2035	670	701
Dauphin County, Pennsylvania General Authority Revenue Bonds, Series 2009
6.000% due 06/01/2036	1,000	1,168
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	100	111
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.125% due 12/01/2040	3,000	3,233
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	5,000	5,534
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2042	1,645	1,719

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2014	23

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	$500	$542

		22,995

SOUTH CAROLINA 8.5%
Greenwood County, South Carolina Revenue Bonds, Series 2009
5.375% due 10/01/2039	1,000	1,089
South Carolina State Ports Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040	800	876
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,561
5.500% due 12/01/2053	15,000	16,821
South Carolina State Public Service Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	5,000	5,621

		29,968

TENNESSEE 0.7%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.625% due 10/01/2039	1,250	1,384
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	1,000	1,131

		2,515

TEXAS 17.5%
Dallas, Texas Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,300	1,406
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,500	4,887
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Notes, Series 2009
9.500% due 02/01/2017 (c)	6,500	8,155
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	5,500	6,001
5.500% due 12/15/2038	5,500	6,135
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	10,800	11,973
5.750% due 01/01/2033	700	777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	$3,000	$3,235
5.500% due 09/01/2041	600	698
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	3,000	3,468
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2026	150	177
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	9,600	11,804
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	2,000	2,223
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	591

		61,530

VIRGINIA 0.5%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,138
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	201	5
6.000% due 06/01/2043	621	571

		1,714

WASHINGTON 0.5%
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	1,000	1,203
Washington Health Care Facilities Authority Revenue Bonds, Series 2010
5.500% due 12/01/2039	500	593

		1,796

WEST VIRGINIA 0.3%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	975	1,035

WISCONSIN 1.8%
University of Wisconsin Hospitals & Clinics Authority Revenue Bonds, Series 2013
5.000% due 04/01/2038	3,500	3,842

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	$1,000	$1,171
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.625% due 04/15/2039	1,000	1,087

		6,100

Total Municipal Bonds & Notes (Cost $479,281)		538,548

SHORT-TERM INSTRUMENTS 6.7%

REPURCHASE AGREEMENTS (d) 3.0%
		10,600

SHORT-TERM NOTES 3.7%
Fannie Mae
0.107% due 03/16/2015	2,500	2,499

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Federal Home Loan Bank
0.091% due 03/13/2015	$10,400	$10,395

		12,894

Total Short-Term Instruments (Cost $23,494)		23,494

Total Investments in Securities (Cost $502,775)		562,042

Total Investments 160.1% (Cost $502,775)		$562,042

Preferred Shares (53.8%)		(189,000)

Other Assets and Liabilities, net (6.3%)		(21,903)

Net Assets Applicable to Common Shareholders 100.0%		$351,139

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

^	Security is in default.
(a)	Security becomes interest bearing at a future date.
(b)	Residual Interest Bonds held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(c)	Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on September 30, 2014.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.010%	09/30/2014	10/01/2014	$10,600	U.S. Treasury Notes 0.750% due 02/28/2018	$(10,825)	$10,600	$10,600

Total Repurchase Agreements						$(10,825)	$10,600	$10,600

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2014	25

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SAL	$10,600	$0	$0	$0	$10,600	$(10,825)	$(225)

Total Borrowings and Other Financing Transactions	$ 10,600	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$57,202	$0	$57,202
Arizona	0	37,507	0	37,507
California	0	98,029	0	98,029
Colorado	0	3,437	0	3,437
Connecticut	0	1,483	0	1,483
District of Columbia	0	11,235	0	11,235
Florida	0	23,197	0	23,197
Georgia	0	2,156	0	2,156
Hawaii	0	1,639	0	1,639
Illinois	0	13,315	0	13,315
Indiana	0	5,219	0	5,219
Iowa	0	3,477	0	3,477
Kentucky	0	2,304	0	2,304
Louisiana	0	7,471	0	7,471
Maryland	0	2,993	0	2,993
Massachusetts	0	7,478	0	7,478
Michigan	0	5,031	0	5,031
Missouri	0	769	0	769
New Hampshire	0	2,147	0	2,147
New Jersey	0	14,282	0	14,282
New Mexico	0	1,110	0	1,110
New York	0	68,524	0	68,524
North Carolina	0	6,716	0	6,716
Ohio	0	34,174	0	34,174
Pennsylvania	0	22,995	0	22,995
South Carolina	0	29,968	0	29,968
Tennessee	0	2,515	0	2,515

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Texas	$0	$61,530	$0	$61,530
Virginia	0	1,714	0	1,714
Washington	0	1,796	0	1,796
West Virginia	0	1,035	0	1,035
Wisconsin	0	6,100	0	6,100
Short-Term Instruments
Repurchase Agreements	0	10,600	0	10,600
Short-Term Notes	0	12,894	0	12,894

Total Investments	$0	$562,042	$0	$562,042

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2014	27

Schedule of Investments PIMCO California Municipal Income Fund III

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 169.7%

MUNICIPAL BONDS & NOTES 162.7%

CALIFORNIA 158.5%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	$1,250	$1,435
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	8,000	8,996
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2035	8,100	8,100
6.000% due 06/01/2042	7,000	7,047
6.125% due 06/01/2043	2,000	2,000
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	2,000	1,710
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 01/01/20239 - 10/01/2039 (a)	19,800	21,791
California Health Facilities Financing Authority Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 11/01/2033	6,000	6,011
California Health Facilities Financing Authority Revenue Bonds, (NPFGC/IBC Insured), Series 2007
5.000% due 11/15/2042	500	536
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.000% due 08/15/2038	5,000	5,353
5.250% due 11/15/2040	2,900	3,307
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	4,000	4,512
6.000% due 07/01/2034	1,935	1,939
6.000% due 07/01/2039	4,000	4,525
6.500% due 11/01/2038	500	604
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,300	1,453
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,111
6.000% due 08/15/2042	1,200	1,435
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	8,305	8,989
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	11,052

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	$870	$1,025
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.250% due 08/01/2040	1,250	1,334
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	7,300	8,681
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	5,000	5,604
California State Public Works Board Revenue Bonds, Series 2009
6.000% due 11/01/2034	2,000	2,360
California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,771
California State University Revenue Bonds, Series 2011
5.000% due 11/01/2042	9,200	10,223
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
5.375% due 04/01/2030	1,715	1,720
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,100	3,429
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	1,780	2,155
6.750% due 02/01/2038	6,430	7,669
California Statewide Communities Development Authority Revenue Bonds, Series 2006
5.000% due 03/01/2041	4,500	4,611
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	1,300	1,315
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	2,030	2,258
California Statewide Communities Development Authority Revenue Bonds, Series 2010
6.250% due 10/01/2039	500	553
7.500% due 06/01/2042	1,000	1,112
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	11,000	12,103
6.000% due 08/15/2042	1,800	2,153
6.500% due 11/01/2021	415	491

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	$11,220	$12,282
5.375% due 05/15/2038	2,000	2,227
Cathedral City Public Financing Authority, California Tax Allocation Bonds, (NPFGC Insured), Series 2002
5.000% due 08/01/2033	1,000	1,002
Ceres Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2003
5.000% due 11/01/2033	1,150	1,153
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	2,000	2,293
Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.625% due 08/01/2033	1,415	1,415
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 06/01/2045	11,000	11,199
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2045	4,000	4,072
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	23,585	18,814
JPMorgan Chase Putters/Drivers Trust, California Revenue Bonds, Series 2009
5.000% due 07/01/2037 (a)	5,000	5,467
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	500	610
Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.750% due 08/01/2033	5,000	5,747
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	2,120	2,226
Los Angeles Community College District, California General Obligation Bonds, Series 2009
14.038% due 08/01/2033 (b)	1,000	1,349
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2005
4.750% due 07/01/2030 (a)	6,000	6,148
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.000% due 07/01/2039 (a)	10,000	11,258
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	2,000	2,257
5.000% due 07/01/2043	2,115	2,363
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000	3,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 01/01/2034 (a)	$10,000	$11,293
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	3,825	5,188
Malibu, California Certificates of Participation Bonds, Series 2009
5.000% due 07/01/2039	550	576
Manteca Financing Authority, California Revenue Bonds, Series 2009
5.750% due 12/01/2036	1,000	1,127
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	3,000	3,323
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	1,250	1,366
Poway Unified School District, California Special Tax Bonds, Series 2005
5.125% due 09/01/2028	1,880	1,902
Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	5,000	5,511
Rocklin Unified School District Community Facilities District, California Special Tax Bonds, (NPFGC Insured), Series 2004
5.000% due 09/01/2029	500	500
Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2037	3,000	3,411
San Diego County, California Regional Airport Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,325	1,458
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	6,250	6,847
San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2009
5.250% due 05/15/2039	4,000	4,572
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	2,200	2,428
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	550	614
San Francisco, California City & County Redevelopment Agency Special Tax Bonds, Series 2013
5.000% due 08/01/2028	1,505	1,650

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2014	29

Schedule of Investments PIMCO California Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	$1,500	$1,834
San Marcos Public Facilities Authority, California Tax Allocation Bonds, (FGIC Insured), Series 2003
5.000% due 08/01/2033	12,200	12,306
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,000	1,100
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	500	546
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,200	1,405
South Tahoe Joint Powers Financing Authority, California Revenue Bonds, Series 2003
5.450% due 10/01/2033	4,425	4,425
Torrance, California Revenue Bonds, Series 2001
5.500% due 06/01/2031	2,950	2,958
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,725
Western Municipal Water District Facilities Authority, California Revenue Bonds, Series 2009
5.000% due 10/01/2039	2,000	2,115
Westlake Village, California Certificates of Participation Bonds, Series 2009
5.000% due 06/01/2039	1,000	1,021

		350,965

INDIANA 2.3%
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.750% due 09/01/2042	5,000	5,045

NEW JERSEY 0.4%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,000	742

NEW YORK 1.5%
New York City, New York Water & Sewer System Revenue Bonds, Series 2005
5.000% due 06/15/2037 (a)	3,300	3,398

Total Municipal Bonds & Notes (Cost $324,201)		360,150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Notes
0.500% due 10/15/2014	$100	$100

Total U.S. Treasury Obligations (Cost $100)		100

SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (c) 4.1%
		9,000

SHORT-TERM NOTES 2.9%
Federal Home Loan Bank
0.091% due 03/13/2015	6,500	6,497

U.S. TREASURY BILLS 0.0%
0.057% due 12/26/2014	100	100

Total Short-Term Instruments (Cost $15,597)		15,597

Total Investments in Securities (Cost $339,898)		375,847

Total Investments 169.7% (Cost $339,898)		$375,847

Preferred Shares (56.4%)		(125,000)

Other Assets and Liabilities, net (13.3%)		(29,432)

Net Assets Applicable to Common Shareholders 100.0%		$221,415

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Residual Interest Bonds held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(b)	Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on September 30, 2014.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.010%	09/30/2014	10/01/2014	$9,000	U.S. Treasury Notes 2.500% due 03/31/2015	$(9,187)	$9,000	$9,000

Total Repurchase Agreements						$(9,187)	$9,000	$9,000

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SAL	$9,000	$0	$0	$0	$9,000	$ (9,187)	$ (187)

Total Borrowings and Other Financing Transactions	$9,000	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2014	31

Schedule of Investments PIMCO California Municipal Income Fund III (Cont.)

September 30, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$350,965	$0	$350,965
Indiana	0	5,045	0	5,045
New Jersey	0	742	0	742
New York	0	3,398	0	3,398
U.S. Treasury Obligations	0	100	0	100
Short-Term Instruments
Repurchase Agreements	0	9,000	0	9,000
Short-Term Notes	0	6,497	0	6,497
U.S. Treasury Bills	0	100	0	100

Total Investments	$0	$375,847	$0	$375,847

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO New York Municipal Income Fund III

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 166.8%

MUNICIPAL BONDS & NOTES 165.5%

DISTRICT OF COLUMBIA 0.4%
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	$175	$194

NEW YORK 161.0%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	1,000	1,133
Build NYC Resource Corp., New York Revenue Bonds, Series 2014
5.000% due 06/01/2043	500	562
Chautauqua Industrial Development Agency, New York Revenue Bonds, Series 2009
5.875% due 04/01/2042	1,500	1,676
Dutchess County, New York Industrial Development Agency Revenue Bonds, Series 2007
5.250% due 01/01/2037	730	646
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	1,000	1,182
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	4,000	4,616
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,698
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2009
5.000% due 11/15/2034	500	564
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2042	2,000	2,210
5.000% due 11/15/2043	4,000	4,418
Monroe County Industrial Development Corp., New York Revenue Bonds, (FHA Insured), Series 2010
5.500% due 08/15/2040	1,500	1,708
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,963
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.700% due 01/01/2043	500	365
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,590	2,991

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	$600	$697
7.000% due 03/01/2049	2,200	2,661
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,253
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2014
5.000% due 08/01/2043	2,000	2,229
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (a)	5,000	5,368
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	1,500	1,675
New York City, New York Water & Sewer System Revenue Bonds, Series 2012
5.000% due 06/15/2047	2,500	2,752
New York Counties Tobacco Trust Revenue Bonds, Series 2001
5.750% due 06/01/2043	2,000	2,000
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	2,400	2,930
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	2,000	2,204
6.375% due 07/15/2049	1,050	1,178
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	4,000	4,642
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,119
5.500% due 03/01/2039	1,200	1,330
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	500	562
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	250	287
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	1,225	1,443
5.000% due 12/15/2027	2,000	2,375
5.000% due 07/01/2042	850	946
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	750	872

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2014	33

Schedule of Investments PIMCO New York Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
4.750% due 06/15/2032	$750	$811
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2042	1,600	1,739
New York State Urban Development Corp. Revenue Bonds, Series 2005
5.000% due 03/15/2035	2,400	2,446
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (a)	2,200	2,464
Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	549
5.250% due 05/15/2040	500	544
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	400	443
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	600	702
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (a)	2,000	2,267
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	1,400	1,526
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	4,000	3,910
5.000% due 06/01/2034	100	84
5.125% due 06/01/2042	500	405
Warren & Washington Counties Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2003
5.000% due 12/01/2035	2,000	2,002
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	600	686
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	100	106

		85,939

OHIO 3.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,950	1,641

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. VIRGIN ISLANDS 1.0%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
6.000% due 10/01/2039	$500	$556

Total Municipal Bonds & Notes (Cost $81,071)		88,330

SHORT-TERM INSTRUMENTS 1.3%

SHORT-TERM NOTES 1.3%
Federal Home Loan Bank
0.091% due 03/13/2015	700	700

Total Short-Term Instruments (Cost $700)		700

Total Investments in Securities (Cost $81,771)		89,030

Total Investments 166.8% (Cost $81,771)		$89,030

Preferred Shares (60.0%)		(32,000)

Other Assets and Liabilities, net (6.8%)		(3,661)

Net Assets 100%		$53,369

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2014

NOTES TO SCHEDULE OF INVESTMENTS:

(a)	Residual Interest Bonds held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
District of Columbia	$0	$194	$0	$194
New York	0	85,939	0	85,939
Ohio	0	1,641	0	1,641
U.S. Virgin Islands	0	556	0	556
Short-Term Instruments
Short-Term Notes	0	700	0	700

Total Investments	$0	$89,030	$0	$89,030

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2014	35

Notes to Financial Statements

1. ORGANIZATION

PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Fund III, (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on August 20, 2002 as closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”) and the rules and regulations thereunder. PIMCO Municipal Income Fund III is classified and managed as a diversified Fund, and PIMCO California Municipal Income Fund III and PIMCO New York Municipal Fund III are classified and managed as non-diversified funds. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. The same investment professionals that were responsible for managing each Fund’s portfolio prior to the transition continue to do so following the transition. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Fees and Expenses” below for additional information.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations.

36	PIMCO CLOSED-END FUNDS

September 30, 2014

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Distributions—Common Shares  The Funds intend to declare distributions from net investment income to common shareholders monthly. Distributions of net realized gains, if any, are paid at least annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(c) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes

ANNUAL REPORT	SEPTEMBER 30, 2014	37

Notes to Financial Statements (Cont.)

known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of each Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Funds’ valuation policies, determine in good faith the fair value of the Funds’ portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a

38	PIMCO CLOSED-END FUNDS

September 30, 2014

calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of

ANNUAL REPORT	SEPTEMBER 30, 2014	39

Notes to Financial Statements (Cont.)

portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

40	PIMCO CLOSED-END FUNDS

September 30, 2014

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions/Residual Interest Bonds  The Funds may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction, a Fund sell a fixed-rate municipal bond (a “Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (a “Trust”) from which floating rate bonds (“Floating Rate Notes”) and residual interest bonds (“RIBs” or “Inverse Floaters”) are issued. The Fund simultaneously with selling the Fixed Rate Bond, or within a short period of time, purchases the Inverse Floaters issued by the Trust from the broker. The Floating Rate Notes are sold to third-party investors. The cash received by the Trust from the sale of the Floating Rate Notes, less transaction expenses, is paid to the Fund that contributed the Fixed Rate Bond to the Trust. The Fund may then invest this cash in additional securities, generating leverage for the Fund.

The Inverse Floaters held by a Fund provide the Fund with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Fund, thereby collapsing the Trust. The Trust may also be collapsed without the consent of a Fund, as the RIB holder, upon the occurrence of certain termination events as defined in the Trust agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the Trust to obtain renewal of the liquidity support agreement, a substantial decline in market value of the Fixed Rate Bond or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floating Rate Notes up to par plus accrued interest owed on the Floating Rate Notes, with the balance paid out to the RIB holder.

The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the Floating Rate Notes as a liability

ANNUAL REPORT	SEPTEMBER 30, 2014	41

Notes to Financial Statements (Cont.)

under the caption “Payable for Floating Rate Notes issued” in the Funds’ Statements of Assets and Liabilities.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a Trust, which are not accounted for as secured borrowings.

The interest rates payable on the Inverse Floaters purchased by a Fund bear an inverse relationship to the interest rate on another security or the value of an index. The Inverse Floaters are created by dividing the income stream provided by the Fixed Rate Bond to create two securities, the Floating Rate Notes, which are short-term securities and the Inverse Floaters, which are long-term securities. The interest rate on the Floating Rate Notes is reset by an index or auction process typically every 7 to 35 days. After income is paid on the Floating Rate Notes at current rates, the residual income from the underlying bond(s) goes to the Inverse Floater. Therefore, rising short-term rates result in lower income for the Inverse Floater, and vice versa. The Inverse Floater may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the Inverse Floater holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying Fixed Rate Bond’s value. Investments in Inverse Floaters typically will involve greater risk than investments in Fixed Rate Bonds.

PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, and PIMCO New York Municipal Income Fund III had average leverage outstanding from the use of tender option bond transactions during the period ended September 30, 2014 of (in thousands) $28,421, $33,634, and $4,933 at weighted average interest rates of 0.72%, 0.66%, and 0.64%, respectively.

6. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the

42	PIMCO CLOSED-END FUNDS

September 30, 2014

probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Manager minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of

ANNUAL REPORT	SEPTEMBER 30, 2014	43

Notes to Financial Statements (Cont.)

transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (previously defined as the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party services providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.705% of PIMCO Municipal Income Fund III’s average daily net assets, inclusive of net assets

44	PIMCO CLOSED-END FUNDS

September 30, 2014

attributable to any preferred shares that were outstanding, 0.715% of PIMCO California Municipal Income Fund III’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding and 0.860% of PIMCO New York Municipal Fund III’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding. Management fees paid to PIMCO subsequent to the close of business on September 5, 2014 to September 30, 2014 for PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Fund III were $260,217, $169,186 and $50,108, respectively.

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at an annual rate of 0.650% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that were outstanding. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees paid to AGIFM from October 1, 2013 to the close of business on September 5, 2014 for PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Fund III were $3,123,854, $2,021,855 and $495,708, respectively.

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses

ANNUAL REPORT	SEPTEMBER 30, 2014	45

Notes to Financial Statements (Cont.)

of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to its management fee arrangements under the Agreement described above under “Management Fee.”

Each of the Independent Trustees of the Funds also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM serves as investment adviser.

Prior to the close of business on September 5, 2014, including during the period of this report, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz-Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO-Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year,

46	PIMCO CLOSED-END FUNDS

September 30, 2014

payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

8. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 7, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Municipal Income Fund III	$17,837	$0
PIMCO California Municipal Income Fund III	1,727	0
PIMCO New York Municipal Income Fund III	5,549	0

9. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee or officer of a Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with

ANNUAL REPORT	SEPTEMBER 30, 2014	47

Notes to Financial Statements (Cont.)

portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Municipal Income Fund III	$0	$400	$77,382	$91,210
PIMCO California Municipal Income Fund III	0	0	38,372	37,505
PIMCO New York Municipal Income Fund III	0	0	22,528	19,247

11. AUCTION-RATE PREFERRED SHARES

Each Funds’ series has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the year ended September 30, 2014, the annualized dividend rates ranged from:

	Shares Issued and Outstanding	High	Low	As of September 30, 2014

PIMCO Municipal Income Fund III
Series A	1,512	0.232%	0.066%	0.088%
Series B	1,512	0.230%	0.066%	0.133%
Series C	1,512	0.197%	0.066%	0.088%
Series D	1,512	0.232%	0.066%	0.088%
Series E	1,512	0.232%	0.066%	0.088%

PIMCO California Municipal Income Fund III
Series A	2,500	0.230%	0.066%	0.133%
Series B	2,500	0.232%	0.066%	0.088%

PIMCO New York Municipal Income Fund III
Series A	1,280	0.232%	0.066%	0.088%

Each Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

48	PIMCO CLOSED-END FUNDS

September 30, 2014

Preferred shareholders of a Fund, who are entitled to one vote per share, generally vote together with the common shareholders of such Fund, but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate — defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) — multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened by or against them.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ANNUAL REPORT	SEPTEMBER 30, 2014	49

Notes to Financial Statements (Cont.)

As of September 30, 2014, the components of distributable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post- October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PIMCO Municipal Income Fund III	$0	$—	$—	$59,267	$—	$(141,724)	$(1,592)	—
PIMCO California Municipal Income Fund III	6,342	—	—	35,947	—	(110,843)	(695)	—
PIMCO New York Municipal Income Fund III	1,386	—	—	7,259	—	(31,052)	(30)	—

(1)	Adjusted for open wash sale loss deferrals and inverse floaters.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through September 30, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through September 30, 2014 and Ordinary losses realized during the period January 1, 2014 through September 30, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of September 30, 2014, the Fund had accumulated capital losses expiring in the following years (amounts in thousands). The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	9/30/2016	9/30/2017	9/30/2018	9/30/2019
PIMCO Municipal Income Fund III	$2,478	$11,389	$116,860	$695
PIMCO California Municipal Income Fund III	1,377	9,243	89,815	—
PIMCO New York Municipal Income Fund III	426	3,264	26,936	—

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of September 30, 2014, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Municipal Income Fund III	$6,699	$3,603
PIMCO California Municipal Income Fund III	8,837	1,571
PIMCO New York Municipal Income Fund III	426	—

50	PIMCO CLOSED-END FUNDS

September 30, 2014

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes (in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Municipal Income Fund III	$474,251	$64,851	$(5,584)	$59,267
PIMCO California Municipal Income Fund III	306,103	38,872	(2,925)	35,947
PIMCO New York Municipal Income Fund III	76,818	7,697	(438)	7,259

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to Inverse Floater transactions and/or open wash sale loss deferrals.

For the fiscal years ended September 30, 2014 and September 30, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	September 30, 2014				September 30, 2013
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Municipal Income Fund III	$25,767	$274	$—	$—	$27,213	$418	$—	$—
PIMCO California Municipal Income Fund III	15,884	148	—	—	14,229	1,862	—	—
PIMCO New York Municipal Income Fund III	3,553	43	—	—	3,524	93	—	—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 1, 2014, the following distributions were declared to common shareholders payable November 3, 2014 to shareholders of record on October 14, 2014.

PIMCO Municipal Income Fund III	$0.0623 per common share
PIMCO California Municipal Income Fund III	$0.06 per common share
PIMCO New York Municipal Income Fund III	$0.0525 per common share

On November 3, 2014, the following distributions were declared to common shareholders payable December 1, 2014 to shareholders of record on November 13, 2014.

PIMCO Municipal Income Fund III	$0.0623 per common share
PIMCO California Municipal Income Fund III	$0.06 per common share
PIMCO New York Municipal Income Fund III	$0.0525 per common share

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	SEPTEMBER 30, 2014	51

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

PIMCO Municipal Income Fund III,

PIMCO California Municipal Income Fund III and

PIMCO New York Municipal Income Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (collectively hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

November 21, 2014

52	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SAL	Citigroup Global Markets, Inc.

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration
AGM	Assured Guaranty Municipal	IBC	Insured Bond Certificate
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
BABs	Build America Bonds	M-S-R	Mechanical Systems Review

ANNUAL REPORT	SEPTEMBER 30, 2014	53

Shareholder Meeting Results

Annual Shareholder Meeting Results

The Funds held their joint annual meetings of shareholders on December 18, 2013. Common and Preferred shareholders voted as indicated below:

PIMCO Municipal Income Fund III	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting for the 2016-2017 fiscal year	26,890,883	1,643,174
Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2016-2017 fiscal year	5,952	114

PIMCO California Municipal Income Fund III	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting for the 2016-2017 fiscal year	19,320,395	904,854
Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2016-2017 fiscal year	3,635	143

PIMCO New York Municipal Income Fund III	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting for the 2016-2017 fiscal year	4,664,131	123,602
Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2016-2017 fiscal year	1,149	—

The other members of the Boards of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden, IV, John C. Maney† and Alan Rappaport*, continued to serve as Trustees.

*	Preferred Shares Trustee
†	Interested Trustee

Special Shareholder Meeting Results

The Funds held a special meeting of shareholders on June 9, 2014 to vote on the approval of the new investment management agreement between the Funds and PIMCO, as discussed in the Notes to Financial Statements. The special meeting was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the proposal had not been received for any Fund at the time of the special meeting, the shareholders of each Fund present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. On July 10, 2014 the special meeting was reconvened, and common and preferred shareholders of each Fund voted as indicated below:

PIMCO Municipal Income Fund III	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO Municipal Income Fund III and Pacific Investment Management Company LLC	15,228,626	655,595	2,051,931

54	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO California Municipal Income Fund III	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO California Municipal Income Fund III and Pacific Investment Management Company LLC	10,160,589	396,105	1,563,361
PIMCO New York Municipal Income Fund III	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO New York Municipal Income Fund III and Pacific Investment Management Company LLC	2,483,549	102,581	445,730

ANNUAL REPORT	SEPTEMBER 30, 2014	55

Changes to Boards of Trustees

(Unaudited)

Effective at close of business on September 5, 2014, Craig A. Dawson became a Class III Trustee of each of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III.

56	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

ANNUAL REPORT	SEPTEMBER 30, 2014	57

Dividend Reinvestment Plan (Cont.)

(Unaudited)

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

58	PIMCO CLOSED-END FUNDS

Management of the Funds

(Unaudited)

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name, Year of Birth, and Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939 Chairman of the Board, Trustee	Trustee since 2003, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	65	None
Deborah A. DeCotis 1952 Trustee	Trustee since 2011, expected to stand for re-election at the annual meeting of shareholders for the 2014-2015 fiscal year.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).	83	None
Bradford K. Gallagher 1944 Trustee	Trustee since 2010, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year.	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).	65	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas- Applegate Institutional Funds (2007- 2010)
James A. Jacobson 1945 Trustee	Trustee since 2009, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year.	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.	65	Trustee, Alpine Mutual Funds Complex consisting of 17 funds
William B. Ogden, IV 1945 Trustee	Trustee since 2006, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	65	None

ANNUAL REPORT	SEPTEMBER 30, 2014	59

Management of the Funds (Cont.)

Name, Year of Birth, and Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Alan Rappaport 1953 Trustee	Trustee since 2010, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).	65	None
Interested Trustees
Craig A. Dawson* 1968 Trustee	Trustee since 2014, expected to stand for election at the annual meeting of shareholders for the 2014-2015 fiscal year.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None
John C. Maney** 1959 Trustee	Trustee since 2006, expected to stand for re-election at the annual meeting of shareholders for the 2014-2015 fiscal year.	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).	83	None

*	Mr. Dawson is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660

**	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660

60	PIMCO CLOSED-END FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President, Principal Executive Officer	Since 2014	Managing Director, PIMCO. President and Principal Executive Officer, PIMCO-Managed Funds. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. President, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Since 2014	Senior Vice President, PIMCO. Treasurer and Principal Financial & Accounting Officer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.
Erik C. Brown[1] 1967	Vice President	Since 2014	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

AGIFM personnel served as Fund officers through the close of business on September 5, 2014, but were replaced with the PIMCO personnel listed above effective as of the close of business on September 5, 2014, in connection with the transition to PIMCO as the Funds’ investment manager.

ANNUAL REPORT	SEPTEMBER 30, 2014	61

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

As discussed in Notes 1 and 7 in the Notes to Financial Statements, an Investment Management Agreement between each Fund and PIMCO (the “New Agreement”) became effective at the close of business on September 5, 2014, and at that time PIMCO replaced AGIFM as the investment manager of each Fund and ceased serving as each Fund’s sub-adviser. Prior thereto, each Fund had in place an Investment Management Agreement with AGIFM (the “Advisory Agreements”) and Portfolio Management Agreement between AGIFM and PIMCO (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Previous Agreements”), which terminated at the close of business on September 5, 2014. However, the terms of the Previous Agreements would have terminated before the New Agreement took effect, and, therefore, the Trustees were asked to approve the continuance of the Previous Agreements for an additional term which would expire upon the effectiveness of the New Agreement or, in the event the New Agreement had not been approved by shareholders of a Fund, for an additional one-year period. The Investment Company Act of 1940, as amended, required that both the full Board of Trustees of each Fund (the “Board” or the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Previous Agreement. Accordingly, the Trustees met in person on June 23-24, 2014 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Previous Agreements. The Independent Trustees were assisted in their evaluation of the Previous Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

In connection with their deliberations regarding the continuation of the Previous Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by AGIFM or PIMCO under the applicable Previous Agreement.

In connection with their contract review meeting, the Trustees relied upon materials provided by AGIFM and PIMCO for the contract review meeting or for prior meetings which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and fees for other funds managed by PIMCO with similar investment strategies to those of the Funds, (iv) the estimated profitability to AGIFM from its relationship with the Funds for the one-year period ended December 31, 2013, (v) descriptions of various functions performed by AGIFM and PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of AGIFM and PIMCO, including information regarding senior management, portfolio managers and other personnel who provided investment management, administrative and other services to the Funds.

62	PIMCO CLOSED-END FUNDS

(Unaudited)

The Trustees’ conclusions as to the continuation of the Previous Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Fund-specific performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its respective Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended December 31, 2013.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined AGIFM’s and PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of AGIFM and PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of AGIFM and PIMCO. In addition, the Trustees reviewed the quality of AGIFM’s and PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services AGIFM was responsible for providing to the Funds; and conditions that might have affected the AGIFM’s or PIMCO’s ability to provide high-quality services to the Funds in the future under the Previous Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that AGIFM and PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Previous Agreements.

In assessing the reasonableness of each Fund’s fees under the Previous Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Funds were not charged a separate administration fee (recognizing that their management fees included a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none existed for the Funds).

ANNUAL REPORT	SEPTEMBER 30, 2014	63

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (Cont.)

PIMCO California Municipal Income Fund III

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fourth quintile performance for the one-year period ended December 31, 2013, first quintile performance for the three-year and five-year periods ended December 31, 2013 and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $33.1 million to $481.0 million, and that two of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PIMCO Municipal Income Fund III

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period ended December 31, 2013, first quintile performance for the three-year and five-year periods ended December 31, 2013 and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $277.2 million to $710.0 million, and that seven of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PIMCO New York Municipal Income Fund III

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had third quintile performance for the one-year period ended December 31, 2013, first quintile performance for the three-year period ended December 31, 2013, second quintile performance for the five-year period ended December 31, 2013 and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $52.4 million to $275.7 million, and that five

64	PIMCO CLOSED-END FUNDS

(Unaudited)

of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees also considered the management fees charged by PIMCO to other funds with similar strategies to those of the Funds, including open-end funds advised by PIMCO. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to the Funds.

The Trustees also took into account that the Funds have preferred shares outstanding, which increased the amount of management fees payable by the Funds under the Previous Agreements (because each Fund’s fees were calculated based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). The Trustees took into account that AGIFM and PIMCO had a financial incentive for the Funds to have preferred shares outstanding, which may create a conflict of interest between AGIFM and PIMCO, on the one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by AGIFM and PIMCO and related presentations as to why the Funds’ use of leverage continues to be appropriate and in the best interests of the Funds under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation AGIFM or PIMCO receive.

Based on a profitability analysis provided by AGIFM, the Trustees also considered the estimated profitability to AGIFM from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Previous Agreements.

ANNUAL REPORT	SEPTEMBER 30, 2014	65

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (Cont.)

(Unaudited)

Additionally, the Trustees considered so-called “fall-out benefits” to AGIFM and PIMCO, such as reputational value derived from serving as investment manager and sub-adviser to the Funds and research, statistical and quotation services AGIFM and PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Previous Agreements and based on the information provided and related representations made by management, that they were satisfied with AGIFM’s and PIMCO’s responses and efforts relating to the investment performance of such Fund. The Trustees also concluded that the fees payable under each Previous Agreement represented reasonable compensation in light of the nature, extent and quality of services provided by AGIFM or PIMCO, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Previous Agreements was in the best interests of each Fund and its shareholders, and should be approved.

66	PIMCO CLOSED-END FUNDS

Privacy Policy

(Unaudited)

The Funds1 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information

[1]	When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	SEPTEMBER 30, 2014	67

Privacy Policy (Cont.)

(Unaudited)

about products and services that the Funds or their Advisers or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Effective as of September 5, 2014.

68	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

CEF3008AR_093014

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	September 30, 2014	$46,350
	September 30, 2013	$43,000
(b)	Fiscal Year Ended	Audit-Related Fees
	September 30, 2014	$8,583
	September 30, 2013	$8,333
(c)	Fiscal Year Ended	Tax Fees
	September 30, 2014	$11,450
	September 30, 2013	$10,800
(d)	Fiscal Year Ended	All Other Fees(1)
	September 30, 2014	—
	September 30, 2013	—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Aggregate Non-Audit Fees Billed to Entity
Entity	September 30, 2014

PIMCO California Municipal Income Fund III	$20,033
Pacific Investment Management Company LLC (“PIMCO”)	6,692,504
Allianz Global Investors Fund Management LLC	137,840

Total	$6,850,377

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the fiscal period ended September 30, 2013 was $7,487,883.

h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring preapproval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV;

Alan Rappaport;

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of November 25, 2014, the following individual has primary responsibility for the day-to-day implementation of PIMCO California Municipal Income Fund III (the “Fund”):

Joe Deane

Mr. Deane has been the portfolio manager for the Fund since July 21, 2011. Mr. Deane is an executive vice president in the New York office and head of municipal bond portfolio management. Prior to joining PIMCO in 2011, he was co-head of the tax-exempt department at Western Asset (WAMCO). Mr. Deane was previously a managing director and head of tax-exempt investments from 1993-2005 at Smith Barney/Citigroup Asset Management. Earlier in his career, he held senior portfolio management positions with Shearson and E.F. Hutton. Morningstar named him Fixed-Income Manager of the Year in 1996 and a finalist in 1995 and 2007. He has 44 years of investment experience and holds a bachelor’s degree from Iona College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of September 30, 2014, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joe Deane	20	4,855.16	3	6,926.21	11	1,110.71

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about a particular issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than a Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with a Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of a Fund, certain pooled investment vehicles and other accounts, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between a Fund, certain pooled investment vehicles and other accounts on a fair and equitable basis over time.

(a)(3)

As of September 30, 2014, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

•	Base Salary – Base salary is built on core job responsibilities, market factors and internal positions/levels. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•	Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for evaluation throughout the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•	Equity or Long-term Incentive Compensation – Equity and Long-term incentive compensation allow key professionals to participate in the long-term growth of the firm. M Options and/or Long Term Incentive Plan (LTIP) are awarded to professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and equity or long-term incentive awards. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
¡	The M Unit program provides employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
¡	The LTIP award provides cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year basis. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the portfolio manager beneficially owned as of September 30, 2014:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of September 30, 2014
Joe Deane	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Municipal Income Fund III

By:	/s/ PETER G. STRELOW
Peter G. Strelow President, Principal Executive Officer
Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow President, Principal Executive Officer

Date:	November 25, 2014

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau Treasurer, Principal Financial & Accounting Officer

Date:	November 25, 2014